Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS

Supplement Dated January 28, 2013
to the Statutory Prospectus for Class A, Class C and Institutional II Class Shares of Allianz Funds
Dated February 17, 2012 (as revised, August 10, 2012)

and to the Statement of Additional Information for Class A, Class C and Institutional II Class Shares of Allianz Funds
Dated February 17, 2012 (as supplemented thereafter)

Disclosure Relating to Allianz Global Investors Money Market Fund
Name Change of the Fund
Effective January 28, 2013, the Fund will change its name to “AllianzGI Money Market Fund.” All references to “Allianz Global Investors Money Market Fund” will be changed to “AllianzGI Money Market Fund.”